SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

                               ______________________


                                     FORM 8-K


                                   CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the
                            Securities Exchange Act of 1934




          Date of Report (Date of earliest event reported): September 29, 2003
                                                            ------------------


                                 BF ENTERPRISES, INC.
              (Exact name of registrant as specified in its charter)

         Delaware                    0-15932           94-3038456
         --------                    -------           ----------
    (State of                   (Commission File     (IRS Employer
     Incorporation No.)              Number)          Identification No.)


   100 Bush Street, Suite 1250, San Francisco, California           94104
   ------------------------------------------------------           -----
              (Address of principal executive office)             (Zip Code)


         Registrant's telephone number, including area code: (415) 989-6580





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                                BF ENTERPRISES, INC.

                                    FORM 8-K
                                  CURRENT REPORT


Item 5.  Other events.
         ------------

On September 29, 2003, BF Enterprises, Inc. (the "Registrant") issued a press release (hereinafter referred to as "Press Release") announcing new developments. Press Release is attached hereto and referenced as Exhibit 99.1.

This press release contains forward-looking statements. Certain information contained in this news release may be deemed forward-looking statements regarding events and financial trends that may affect the Company's future
operating results or financial positions.   The words or phrases "will likely
result," "are expected to," "will continue," "is anticipated," "estimate," "project" or similar expressions identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements, which speak only as of the date made, involve risks and uncertainties, including, but not limited to, competition, general economic conditions, ability to manage and continue growth and other factors detailed in the Company's filings with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated.

         The Company specifically declines to undertake any obligation to publicly revise any forward-looking statements that have been made to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.




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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

(c)  Exhibits.

     Exhibit 99.1    Press Release dated September 29, 2003.     Filed with
                                                                 this document




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                                      SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               BF ENTERPRISES, INC.


Date:    September 29, 2003                    By:  /s/ Brian P. Burns
                                                    ----------------------
                                                    Chairman, President and
                                                    Chief Executive Officer



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                                   BF ENTERPRISES, INC.

                               Current Report on Form 8-K

                                     Exhibit Index




Exhibit No.       Description
-----------       -----------


    99.1          Press Release dated September 29, 2003.